EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Manufacturers’ Services Limited (the “Company”) for the period ended June 29, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Robert C. Bradshaw, Chief Executive Officer of the Company, and Albert A. Notini, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; an

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert C. Bradshaw
Dated: August 5, 2003	Robert C. Bradshaw
Chief Executive Officer

/s/ Albert A. Notini
Dated: August 5, 2003	Albert A. Notini
Chief Financial Officer

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE COMPANY AND WILL BE RETAINED BY THE COMPANY AND FURNISHED TO THE SECURITIES EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.